UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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FORTIVE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 8, 2021

Your Vote Counts!

FORTIVE CORPORATION

2021 Annual Meeting

June 8, 2021 3:00 PM ET

Vote by June 7, 2021 11:59 PM ET. For shares held in a  Plan,

vote by June 2, 2021 11:59 PM ET.

Virtual Only Meeting:

www.virtualshareholdermeeting.com/FTV2021

FORTIVE CORPORATION 6920 SEAWAY BLVD EVERETT, WA 98203

You invested in FORTIVE CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 8, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2021. If you would like to request a copy of the material(s) (including a proxy card) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends

1.	To elect the following nominees to serve as Directors, each for a one-year term expiring at the 2022 annual meeting and until their successors are elected and qualified.

Nominees:

1a.	Daniel L. Comas	For

1b.	Feroz Dewan	For

1c.	Sharmistha Dubey	For

1d.	Rejji P. Hayes	For

1e.	James A. Lico	For

1f.	Kate D. Mitchell	For

1g.	Jeannine Sargent	For

1h.	Alan G. Spoon	For

2.	To ratify the selection of Ernst & Young LLP as Fortive’s independent registered public accounting firm for the year ending December 31, 2021.	For

3.	To approve on an advisory basis Fortive’s named executive officer compensation.	For

4.	To approve Fortive’s Amendment to Amended and Restated Certificate of Incorporation to allow holders of at least 25% of Fortive’s outstanding shares of common stock to call a special meeting of the shareholders.	For

5.	To consider and act upon a shareholder proposal regarding shareholders’ ability to act by written consent.	Against

NOTE: To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

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